STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash flows from operating activities
Net Income (Loss)	$ 15	$ (40)	$ (23)
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities
Deposits	(36)	(3)	(5)
Increase in operating liabilities
Increase (Decrease) in Accounts Payable and Accrued Liabilities	6	3	17
Net cash used in operating activities	(15)	(40)	(11)
Cash flows from investing activities
Deposits	20	(248)	300
Net cash provided by (used in) investing activities	20	(248)	300
Increase (decrease) in cash and cash equivalents	5	(288)	289
Cash and cash equivalents at beginning of year	13	301	12
Cash and cash equivalents at end of year	18	13	301
Appendix A - Supplemental cash flow information
Interest obtained during the year	$ 8	$ 6	$ 49